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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K

                                Current Report

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                                 June 20, 2000
                                 -------------
               Date of Report (Date of earliest event reported)


                Community Trust Financial Services Corporation
                ----------------------------------------------
            (Exact name of registrant as specified in its charter)



         Georgia                         0-19030                  58-1856582
         -------                         -------                  ----------
(State or other jurisdiction     (Commission File Number)    (I.R.S. Employer
of incorporation)                                            Identification No.)



342 Marietta Highway, Hiram, Georgia                               30141
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(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code  (678) 363-3828
                                                    --------------



                                Not Applicable
                                --------------
         (Former name or former address, if changed since last report)
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Item 5.  Other Events
---------------------

     On June 20, 2000, the board of directors of Community Trust Financial Services Corporation declared a cash dividend of four cents per share to shareholders on record of July 3, 2000 payable on July 14, 2000.


Item 7.  Exhibits
-----------------

   99.1 Form of Press Release, dated June 21, 2000. See Exhibit Index on page 4 hereof.



                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         Community Trust Financial Services Corporation



June 22, 2000            /s/ Angel Byrd
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Date                     By: Angel Byrd

                         Title: Controller
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                                 EXHIBIT INDEX


     Exhibit No.    Description                  Page No.
     -----------    -----------                  --------

       99.1         Form of Press Release,          4
                    Dated June 21, 2000